Exhibit 99.1

Sonic Automotive Reports Fourth Quarter and Full Year Financial Results

Full Year Results Include All-Time Record Annual Revenues of $15.2 Billion, Up 7% from the Prior Year

All-Time Record Annual Gross Profit Driven by All-Time Records in Both Fixed Operations and F&I Gross Profit

All-Time Record Annual EchoPark and Powersports Segment Income and Adjusted EBITDA*

CHARLOTTE, N.C. – February 18, 2026 – Sonic Automotive, Inc. (“Sonic Automotive,” “Sonic,” the “Company,” "we," "us" or "our") (NYSE:SAH), one of the nation’s largest automotive retailers, today reported financial results for the fourth quarter and fiscal year ended December 31, 2025.

Fourth Quarter 2025 Financial Summary
•Total revenues of $3.9 billion, down 1% year-over-year; fourth quarter record total gross profit of $598.7 million, up 4% year-over-year
•Reported net income of $46.9 million, down 20% year-over-year ($1.36 earnings per diluted share, down 19% year-over-year)
◦Reported net income for the fourth quarter of 2025 includes a $5.3 million non-recurring income tax charge
◦Reported net income for the fourth quarter of 2024 includes the effect of a $10.0 million pre-tax gain from cyber insurance proceeds and a $2.7 million net pre-tax acquisition and disposition related gain, offset partially by a $3.2 million pre-tax storm damage charge, a $1.5 million pre-tax charge related to non-cash impairment charges, and a $0.5 million pre-tax long-term compensation charge (collectively, these items are partially offset by a $2.0 million tax expense on the above net benefit)
•Excluding the above items, adjusted fourth quarter net income* was $52.2 million, down 2% year-over-year ($1.52 adjusted earnings per diluted share*, up 1% year-over-year)
•Total reported selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 72.4% (71.4% on a Franchised Dealerships Segment basis, 78.9% on an EchoPark Segment basis, and 96.2% on a Powersports Segment basis)
•Franchised Dealerships Segment revenues of $3.4 billion, flat year-over-year; fourth quarter record Franchised Dealerships Segment gross profit of $535.8 million, up 4% year-over-year
•EchoPark Segment revenues of $480.7 million, down 5% year-over-year; fourth quarter record EchoPark Segment gross profit of $53.5 million, up 9% year-over-year; EchoPark Segment retail used vehicle unit sales volume of 15,743 units, down 6% year-over-year
•Reported EchoPark Segment income of $3.6 million, a 238% improvement year-over-year, as compared to a $2.6 million loss in the prior year period, and adjusted EchoPark Segment income* of $3.6 million, a 300% improvement year-over-year, as compared to a $1.8 million loss in the prior year period
•Fourth quarter record EchoPark Segment adjusted EBITDA* of $8.8 million, up 110% year-over-year, as compared to $4.2 million in the prior year period
•During the fourth quarter, Sonic repurchased approximately 0.6 million shares of its Class A Common Stock for an aggregate purchase price of approximately $38.3 million

•Subsequent to December 31, 2025, Sonic’s Board of Directors approved a quarterly cash dividend of $0.38 per share, payable on April 15, 2026 to all stockholders of record on March 13, 2026

* Please refer to the discussion and reconciliation of Non-GAAP Financial Measures below.

Full Year 2025 Financial Summary
•All-time record annual total revenues of $15.2 billion, up 7% year-over-year; all-time record annual total gross profit of $2.4 billion, up 9% year-over-year
•Reported full year net income of $118.7 million, down 45% year-over-year ($3.42 earnings per diluted share, down 45% year-over-year)
◦Reported net income for the full year 2025 includes the effect of a $5.0 million pre-tax charge related to storm damage, a $5.6 million pre-tax disposition-related loss, a $173.8 million pre-tax charge related to non-cash impairment charges in the second quarter, and a $0.7 million net pre-tax charge for legal settlement reserves, offset partially by a $40.0 million pre-tax gain from cyber insurance proceeds (collectively, these items are partially offset by a $39.9 million tax benefit on the above net charge), and a non-recurring income tax charge of $5.3 million.
◦Reported net income for full year 2024 includes the effect of $13.4 million in excess compensation expense paid to our teammates related to the CDK outage, an $8.3 million pre-tax storm damage charge, $5.5 million in pre-tax severance and long-term compensation charges, a $3.9 million pre-tax charge related to non-cash impairment charges, and a $2.1 million pre-tax charge related to closed store accrued expenses, offset partially by a $10.0 million pre-tax gain from cyber insurance proceeds, a $5.6 million net pre-tax acquisition and disposition related gain, and a $3.0 million pre-tax gain on the exit of leased dealerships (collectively, these items are partially offset by a $3.8 million tax benefit on the above net charges), and a one-time income tax benefit of $31.0 million associated with an out of period adjustment correcting an error recorded in connection with the impairment of franchise assets in a prior period
•Excluding these items, adjusted net income* was $229.2 million, up 17% year-over year ($6.60 adjusted earnings per diluted share*, up 18% year-over-year)
•Total reported selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 70.4% (69.9% on a Franchised Dealerships Segment basis, 73.8% on an EchoPark Segment basis, and 77.7% on a Powersports Segment basis)
•Total adjusted SG&A expenses as a percentage of gross profit* of 71.6% (71.2% on a Franchised Dealerships Segment basis, 74.2% on an EchoPark Segment basis, and 75.8% on a Powersports Segment basis)
•All-time record annual Franchised Dealerships Segment revenues of $12.9 billion, up 8% year-over-year; Franchised Dealerships Segment gross profit of $2.1 billion, up 8% year-over-year
•EchoPark Segment revenues of $2.1 billion, down 3% year-over-year; all-time record annual EchoPark Segment gross profit of $233.9 million, up 13% year-over-year; EchoPark Segment retail used vehicle unit sales volume of 67,636 units, down 2% year-over-year
•Reported EchoPark Segment income of $28.1 million, up 703% year-over-year from $3.5 million in the prior year, and adjusted EchoPark Segment income* of $27.2 million, up 635% year-over year from $3.7 million in the prior year

•All-time record annual EchoPark Segment adjusted EBITDA* of $49.2 million, up 78% year-over-year from $27.6 million in the prior year
•All-time record annual Powersports Segment adjusted EBITDA* of $11.5 million, up 83% year-over-year from $6.3 million in the prior year
•During 2025, Sonic repurchased approximately 1.3 million shares of its Class A Common Stock for an aggregate purchase price of approximately $82.4 million

* Please refer to the discussion and reconciliation of Non-GAAP Financial Measures below.

Commentary
“Our fourth quarter results reflect the strength of Sonic Automotive’s diversified business model and the disciplined execution of our long-term strategy,” said David Smith, Chairman and Chief Executive Officer of Sonic Automotive. “Despite a dynamic operating environment throughout 2025, our team delivered record performance across all three segments of our business. As we enter the new year, we remain focused on operational excellence, cost control, and continuing to deliver exceptional value to our guests and shareholders.”

“Our operating teams executed with focus and consistency throughout the quarter, driving strong performance across our franchised dealership portfolio while continuing to optimize EchoPark's inventory and pricing strategy,” said Jeff Dyke, President of Sonic Automotive. “We remain disciplined in our approach to inventory management, expense control, and delivering an outstanding guest experience, and we are well positioned to build on this momentum as we move into 2026.”

Heath Byrd, Chief Financial Officer of Sonic Automotive, added, “Our fourth quarter financial results reflect disciplined cost management, strong cash flow generation, and continued balance sheet strength, with over $700 million of available liquidity as of December 31, 2025. We are committed to a prudent approach to capital allocation while investing strategically in our growth initiatives, positioning the company to remain flexible and financially resilient in a changing market environment.”

Fourth Quarter 2025 Segment Highlights
The financial measures discussed below are results for the fourth quarter of 2025 with comparisons made to the fourth quarter of 2024, unless otherwise noted.
•Franchised Dealerships Segment operating results include:
•Same store revenues down 5%; same store gross profit down 2%
•Same store retail new vehicle unit sales volume down 11%; same store retail new vehicle gross profit per unit down 7%, to $3,033
•Same store retail used vehicle unit sales volume up 5%; same store retail used vehicle gross profit per unit down 2%, to $1,379
•Same store parts, service and collision repair (“Fixed Operations”) gross profit up 3%; same store customer pay gross profit up 6%; same store warranty gross profit up 2%; same store Fixed Operations gross margin up 10 basis points, to 50.8%
•Same store finance and insurance (“F&I”) gross profit remained flat; same store F&I gross profit per retail unit of $2,541, up 5%
•On a trailing quarter cost of sales basis, the Franchised Dealerships Segment had 48 days’ supply of new vehicle inventory (including in-transit) and 31 days’ supply of used vehicle inventory

•EchoPark Segment operating results include:
•Revenues of $480.7 million, down 5% year-over-year; fourth quarter record gross profit of $53.5 million, up 9% year-over-year
•Retail used vehicle unit sales volume of 15,743, down 6% year-over-year
•Reported segment income of $3.6 million and fourth quarter record adjusted EBITDA* of $8.8 million
•On a trailing quarter cost of sales basis, the EchoPark Segment had 40 days’ supply of used vehicle inventory
•Powersports Segment operating results include:
•Fourth quarter record revenues of $36.4 million, up 19%; fourth quarter record gross profit of $9.4 million, up 25%; gross margin of 25.7%
•Reported segment loss of $2.0 million and adjusted EBITDA* of $0.1 million

* Please refer to the discussion and reconciliation of Non-GAAP Financial Measures below.

Full Year 2025 Segment Highlights
The financial measures discussed below are results for the full year 2025 with comparisons made to the full year 2024, unless otherwise noted.
•Franchised Dealerships Segment operating results include:
•Same store revenues up 5%; same store gross profit up 4%
•Same store retail new vehicle unit sales volume up 2%; same store retail new vehicle gross profit per unit down 9%, to $3,094
•Same store retail used vehicle unit sales volume flat; same store retail used vehicle gross profit per unit up 2%, to $1,516
•Same store Fixed Operations gross profit up 8%; same store customer pay gross profit up 6%; same store warranty gross profit up 20%; same store Fixed Operations gross margin up 60 basis points, to 51.0%
•Same store F&I gross profit up 9%; same store F&I gross profit per retail unit of $2,551, up 7%
•EchoPark Segment operating results include:
•Revenues of $2.1 billion, down 3% year-over-year; all-time record annual gross profit of $233.9 million, up 13%
•Retail used vehicle unit sales volume of 67,636, down 2%
•Reported segment income of $28.1 million, adjusted segment income* of $27.2 million, and all-time record annual adjusted EBITDA* of $49.2 million
•Powersports Segment operating results include:
•All-time record annual revenues of $202.9 million, up 29%; all-time record annual gross profit of $53.8 million, up 23%; gross margin of 26.5%
•Reported segment income of $2.3 million, adjusted segment income* of $3.4 million, and all-time record annual adjusted EBITDA* of $11.5 million

* Please refer to the discussion and reconciliation of Non-GAAP Financial Measures below.

Dividend
Sonic’s Board of Directors approved a quarterly cash dividend of $0.38 per share, payable on April 15, 2026 to all stockholders of record on March 13, 2026.

Fourth Quarter 2025 Earnings Conference Call
Senior management will hold a conference call today at 11:00 A.M. (Eastern). Investor presentation and earnings press release materials will be accessible beginning prior to the conference call on the Company’s website at ir.sonicautomotive.com.

To access the live webcast of the conference call, please go to ir.sonicautomotive.com and select the webcast link at the top of the page. For telephone access to this conference call, please dial (877) 407-8289 (domestic) or +1 (201) 689-8341 (international) and ask to be connected to the Sonic Automotive Fourth Quarter 2025 Earnings Conference Call. Dial-in access remains available throughout the live call; however, to ensure you are connected for the full call we suggest dialing in at least 10 minutes before the start of the call. A webcast replay will be available following the call for 14 days at ir.sonicautomotive.com.

About Sonic Automotive
Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, North Carolina, is on a quest to become the most valuable diversified automotive retail and service brand in America. Our Company culture thrives on creating, innovating, and providing industry-leading guest experiences, driven by strategic investments in technology, teammates, and ideas that ultimately fulfill ownership dreams, enrich lives, and deliver happiness to our guests and teammates. As one of the largest automotive and powersports retailers in America, we are committed to delivering on this goal while pursuing expansive growth and taking progressive measures to be the leader in these categories. Our new platforms, programs, and people are set to drive the next generation of automotive and powersports experiences. More information about Sonic Automotive can be found at www.sonicautomotive.com and ir.sonicautomotive.com.

About EchoPark Automotive
EchoPark Automotive is one of the most comprehensive retailers of nearly new pre-owned vehicles in America today. Our unique business model offers a best-in-class shopping experience and utilizes one of the most innovative technology-enabled sales strategies in our industry. Our approach provides a personalized and proven guest-centric buying process that consistently delivers award-winning guest experiences and superior value to car buyers nationwide, with savings of up to $3,000 versus the competition. Consumers have responded by putting EchoPark among the top national pre-owned vehicle retailers in products, sales, and service. EchoPark’s mission is in the name: Every Car, Happy Owner. This drives the experience for guests and differentiates EchoPark from the competition. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements
Included herein are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements address our future objectives, plans and goals, as well as our intent, beliefs and current expectations regarding future operating performance, results and events, and can generally be identified by words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “foresee” and other similar words or phrases. You should not place undue reliance on these statements, and you are cautioned that these forward-looking statements are not guarantees of future performance. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, the effects of tariffs on vehicle and parts pricing and supply, the effects of tariffs on consumer demand, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and changes in interest rates, new and used vehicle industry sales volume, future levels of consumer demand for new and used vehicles, anticipated future growth in each of our operating segments, the success of our operational strategies and investment in new technologies, the rate and timing of overall economic expansion or contraction, the integration of acquisitions, cybersecurity incidents and other disruptions to our information systems, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC. Due to rounding, numbers presented throughout this and other documents may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Non-GAAP Financial Measures
This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income, adjusted earnings per diluted share, adjusted SG&A expenses as a percentage of gross profit, adjusted segment income, and adjusted EBITDA. As required by SEC rules, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the schedules included in this press release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Company Contacts
Investor Inquiries:
Heath Byrd, Executive Vice President and Chief Financial Officer
Danny Wieland, Vice President, Investor Relations & Financial Reporting
ir@sonicautomotive.com

Press Inquiries:
Sonic Automotive Media Relations
media.relations@sonicautomotive.com

Sonic Automotive, Inc.
Results of Operations (Unaudited)
Results of Operations - Consolidated

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2025	2024	% Change	2025	2024	% Change
	(In millions, except per share amounts)
Revenues:
Retail new vehicles	$1,852.2	$1,932.3	(4)%	$7,047.4	$6,507.5	8%
Fleet new vehicles	24.1	27.3	(12)%	101.5	95.3	7%
Total new vehicles	1,876.3	1,959.6	(4)%	7,148.9	6,602.8	8%
Used vehicles	1,213.8	1,197.6	1%	4,872.6	4,780.1	2%
Wholesale vehicles	63.6	71.3	(11)%	314.1	287.1	9%
Total vehicles	3,153.7	3,228.5	(2)%	12,335.6	11,670.0	6%
Parts, service and collision repair	515.3	476.7	8%	2,019.1	1,846.5	9%
Finance, insurance and other, net	202.3	190.6	6%	798.9	707.8	13%
Total revenues	3,871.3	3,895.8	(1)%	15,153.6	14,224.3	7%
Cost of sales:
Retail new vehicles	(1,754.9)	(1,825.7)	4%	(6,664.1)	(6,119.1)	(9)%
Fleet new vehicles	(23.4)	(26.6)	12%	(99.8)	(92.3)	(8)%
Total new vehicles	(1,778.3)	(1,852.3)	4%	(6,763.9)	(6,211.4)	(9)%
Used vehicles	(1,172.4)	(1,159.8)	(1)%	(4,691.5)	(4,609.4)	(2)%
Wholesale vehicles	(68.8)	(74.6)	8%	(325.3)	(293.1)	(11)%
Total vehicles	(3,019.5)	(3,086.7)	2%	(11,780.7)	(11,113.9)	(6)%
Parts, service and collision repair	(253.1)	(235.1)	(8)%	(990.0)	(917.6)	(8)%
Total cost of sales	(3,272.6)	(3,321.8)	1%	(12,770.7)	(12,031.5)	(6)%
Gross profit	598.7	574.0	4%	2,382.9	2,192.8	9%
Selling, general and administrative expenses	(433.7)	(399.6)	(9)%	(1,678.2)	(1,577.0)	(6)%
Impairment charges	—	(1.5)	NM	(173.8)	(3.9)	NM
Depreciation and amortization	(41.8)	(39.4)	(6)%	(163.4)	(150.4)	(9)%
Operating income (loss)	123.2	133.5	(8)%	367.5	461.5	(20)%
Other income (expense):
Interest expense, floor plan	(22.4)	(21.4)	(5)%	(84.7)	(86.9)	3%
Interest expense, other, net	(27.6)	(29.9)	8%	(110.1)	(118.0)	7%
Other income (expense), net	—	(0.1)	100%	0.1	(0.5)	120%
Total other income (expense)	(50.0)	(51.4)	3%	(194.7)	(205.4)	5%
Income (loss) before taxes	73.2	82.1	(11)%	172.8	256.1	(33)%
Provision for income taxes - benefit (expense)	(26.3)	(23.5)	(12)%	(54.1)	(40.1)	(35)%
Net income (loss)	$46.9	$58.6	(20)%	$118.7	$216.0	(45)%

Basic earnings (loss) per common share	$1.39	$1.72	(19)%	$3.49	$6.34	(45)%
Basic weighted-average common shares outstanding	33.8	34.1	1%	34.0	34.1	—%

Diluted earnings (loss) per common share	$1.36	$1.67	(19)%	$3.42	$6.18	(45)%
Diluted weighted-average common shares outstanding	34.4	35.2	2%	34.7	35.0	1%
Dividends declared per common share	$0.38	$0.35	9%	$1.46	$1.25	17%
NM = Not Meaningful

Franchised Dealerships Segment - Reported

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2025	2024	% Change	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,831.8	$1,914.8	(4)%	$6,941.9	$6,425.5	8%
Fleet new vehicles	24.0	27.2	(12)%	101.5	95.3	7%
Total new vehicles	1,855.8	1,942.0	(4)%	7,043.4	6,520.8	8%
Used vehicles	799.7	757.0	6%	3,087.0	2,919.8	6%
Wholesale vehicles	41.8	49.8	(16)%	207.0	188.9	10%
Total vehicles	2,697.3	2,748.8	(2)%	10,337.4	9,629.5	7%
Parts, service and collision repair	507.8	469.7	8%	1,970.2	1,802.9	9%
Finance, insurance and other, net	149.1	140.5	6%	571.5	506.8	13%
Total revenues	3,354.2	3,359.0	—%	12,879.1	11,939.2	8%
Gross Profit:
Retail new vehicles	94.3	104.4	(10)%	367.6	376.9	(2)%
Fleet new vehicles	0.7	0.7	—%	1.7	3.0	(43)%
Total new vehicles	95.0	105.1	(10)%	369.3	379.9	(3)%
Used vehicles	38.1	36.0	6%	157.8	150.2	5%
Wholesale vehicles	(4.9)	(2.7)	(81)%	(9.3)	(4.6)	(102)%
Total vehicles	128.2	138.4	(7)%	517.8	525.5	(1)%
Parts, service and collision repair	258.5	238.5	8%	1,005.9	908.9	11%
Finance, insurance and other, net	149.1	140.5	6%	571.5	506.8	13%
Total gross profit	535.8	517.4	4%	2,095.2	1,941.2	8%
Selling, general and administrative expenses	(382.4)	(348.5)	(10)%	(1,463.6)	(1,375.4)	(6)%
Impairment charges	—	(0.2)	NM	(165.9)	(1.2)	NM
Depreciation and amortization	(35.6)	(32.7)	(9)%	(137.7)	(124.4)	(11)%
Operating income (loss)	117.8	136.0	(13)%	328.0	440.2	(25)%
Other income (expense):
Interest expense, floor plan	(19.6)	(18.0)	(9)%	(72.0)	(70.6)	(2)%
Interest expense, other, net	(26.5)	(28.6)	7%	(105.9)	(112.7)	6%
Other income (expense), net	—	—	—%	0.1	(0.5)	120%
Total other income (expense)	(46.1)	(46.6)	1%	(177.8)	(183.8)	3%
Income (loss) before taxes	71.7	89.4	(20)%	150.2	256.4	(41)%
Add: Impairment charges	—	0.2	NM	165.9	1.2	NM
Segment income (loss)	$71.7	$89.6	(20)%	$316.1	$257.6	23%

Unit Sales Volume:
Retail new vehicles	29,400	32,250	(9)%	115,981	111,450	4%
Fleet new vehicles	458	506	(9)%	1,991	1,805	10%
Total new vehicles	29,858	32,756	(9)%	117,972	113,255	4%
Used vehicles	27,401	25,702	7%	104,202	101,976	2%
Wholesale vehicles	4,811	5,692	(15)%	22,868	21,018	9%
Retail new & used vehicles	56,801	57,952	(2)%	220,183	213,426	3%
Used:New Ratio	0.93	0.80	17%	0.90	0.91	(1)%

Gross Profit Per Unit:
Retail new vehicles	$3,209	$3,238	(1)%	$3,170	$3,382	(6)%
Fleet new vehicles	$1,398	$1,363	3%	$869	$1,636	(47)%
New vehicles	$3,181	$3,209	(1)%	$3,131	$3,354	(7)%
Used vehicles	$1,389	$1,401	(1)%	$1,514	$1,473	3%
Finance, insurance and other, net	$2,624	$2,424	8%	$2,596	$2,374	9%

NM = Not Meaningful
Note: Reported Franchised Dealerships Segment results include (i) same store results from the “Franchised Dealerships Segment - Same Store” table below and (ii) the effects of acquisitions, open points, dispositions and holding company impacts for the periods reported. All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Franchised Dealerships Segment - Same Store

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2025	2024	% Change	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,732.1	$1,906.7	(9)%	$6,696.7	$6,397.8	5%
Fleet new vehicles	24.1	27.3	(12)%	99.5	94.9	5%
Total new vehicles	1,756.2	1,934.0	(9)%	6,796.2	6,492.7	5%
Used vehicles	769.8	752.6	2%	2,995.0	2,902.3	3%
Wholesale vehicles	38.8	49.6	(22)%	197.8	187.7	5%
Total vehicles	2,564.8	2,736.2	(6)%	9,989.0	9,582.7	4%
Parts, service and collision repair	481.7	467.4	3%	1,903.9	1,794.8	6%
Finance, insurance and other, net	140.0	139.7	—%	547.8	503.8	9%
Total revenues	3,186.5	3,343.3	(5)%	12,440.7	11,881.3	5%
Gross Profit:
Retail new vehicles	86.3	104.2	(17)%	350.2	377.0	(7)%
Fleet new vehicles	0.6	0.7	(14)%	1.8	3.0	(40)%
Total new vehicles	86.9	104.9	(17)%	352.0	380.0	(7)%
Used vehicles	36.8	35.9	3%	154.0	150.9	2%
Wholesale vehicles	(4.4)	(2.6)	(69)%	(8.8)	(4.3)	(105)%
Total vehicles	119.3	138.2	(14)%	497.2	526.6	(6)%
Parts, service and collision repair	244.6	237.1	3%	971.4	903.9	8%
Finance, insurance and other, net	140.0	139.7	—%	547.8	503.8	9%
Total gross profit	$503.9	$515.0	(2)%	$2,016.4	$1,934.3	4%

Unit Sales Volume:
Retail new vehicles	28,435	32,067	(11)%	113,181	110,770	2%
Fleet new vehicles	458	506	(9)%	1,972	1,797	10%
Total new vehicles	28,893	32,573	(11)%	115,153	112,567	2%
Used vehicles	26,687	25,528	5%	101,587	101,220	—%
Wholesale vehicles	4,667	5,648	(17)%	22,233	20,809	7%
Retail new & used vehicles	55,122	57,595	(4)%	214,768	211,990	1%
Used:New Ratio	0.94	0.80	18%	0.90	0.91	(1)%

Gross Profit Per Unit:
Retail new vehicles	$3,033	$3,250	(7)%	$3,094	$3,404	(9)%
Fleet new vehicles	$1,398	$1,363	3%	$909	$1,646	(45)%
New vehicles	$3,008	$3,221	(7)%	$3,057	$3,376	(9)%
Used vehicles	$1,379	$1,408	(2)%	$1,516	$1,491	2%
Finance, insurance and other, net	$2,541	$2,425	5%	$2,551	$2,377	7%
Note: All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

EchoPark Segment - Reported

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2025	2024	% Change	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Used vehicles	$407.5	$436.0	(7)%	$1,747.8	$1,838.0	(5)%
Wholesale vehicles	21.5	21.4	—%	104.6	95.8	9%
Total vehicles	429.0	457.4	(6)%	1,852.4	1,933.8	(4)%
Finance, insurance and other, net	51.7	48.8	6%	219.2	194.0	13%
Total revenues	480.7	506.2	(5)%	2,071.6	2,127.8	(3)%
Gross Profit:
Used vehicles	2.1	0.8	163%	16.5	15.2	9%
Wholesale vehicles	(0.3)	(0.6)	50%	(1.8)	(1.3)	(38)%
Total vehicles	1.8	0.2	800%	14.7	13.9	6%
Finance, insurance and other, net	51.7	48.8	6%	219.2	194.0	13%
Total gross profit	53.5	49.0	9%	233.9	207.9	13%
Selling, general and administrative expenses	(42.2)	(42.6)	1%	(172.8)	(165.7)	(4)%
Impairment charges	—	(1.3)	NM	(0.2)	(2.7)	NM
Depreciation and amortization	(4.9)	(5.4)	9%	(20.4)	(21.8)	6%
Operating income (loss)	6.4	(0.3)	NM	40.5	17.7	129%
Other income (expense):
Interest expense, floor plan	(2.5)	(3.0)	17%	(11.1)	(14.2)	22%
Interest expense, other, net	(0.3)	(0.7)	57%	(1.5)	(2.7)	44%
Other income (expense), net	—	0.1	(100)%	—	—	—%
Total other income (expense)	(2.8)	(3.6)	22%	(12.6)	(16.9)	25%
Income (loss) before taxes	3.6	(3.9)	192%	27.9	0.8	NM
Add: Impairment charges	—	1.3	NM	0.2	2.7	NM
Segment income (loss)	$3.6	$(2.6)	238%	$28.1	$3.5	703%

Unit Sales Volume:
Used vehicles	15,743	16,674	(6)%	67,636	69,053	(2)%
Wholesale vehicles	2,365	2,752	(14)%	11,836	11,059	7%

Gross Profit Per Unit:
Total used vehicle and F&I	$3,420	$2,974	15%	$3,484	$3,029	15%
NM = Not Meaningful

EchoPark Segment - Same Market

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2025	2024	% Change	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Used vehicles	$407.5	$436.0	(7)%	$1,747.8	$1,828.3	(4)%
Wholesale vehicles	21.5	21.5	—%	104.6	92.7	13%
Total vehicles	429.0	457.5	(6)%	1,852.4	1,921.0	(4)%
Finance, insurance and other, net	51.8	49.3	5%	220.3	195.5	13%
Total revenues	480.8	506.8	(5)%	2,072.7	2,116.5	(2)%
Gross Profit:
Used vehicles	2.1	0.8	163%	16.5	15.8	4%
Wholesale vehicles	(0.3)	(0.6)	50%	(1.7)	(0.6)	(183)%
Total vehicles	1.8	0.2	800%	14.8	15.2	(3)%
Finance, insurance and other, net	51.8	49.3	5%	220.3	195.5	13%
Total gross profit	$53.6	$49.5	8%	$235.1	$210.7	12%

Unit Sales Volume:
Used vehicles	15,743	16,674	(6)%	67,636	68,690	(2)%
Wholesale vehicles	2,365	2,752	(14)%	11,836	10,850	9%

Gross Profit Per Unit:
Total used vehicle and F&I	$3,427	$3,004	14%	$3,501	$3,077	14%

Note: All currently operating EchoPark stores in a local geographic market are included within the same market group as of the first full month following the first anniversary of the market’s opening.

Powersports Segment - Reported

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2025	2024	% Change	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$20.4	$17.5	17%	$105.5	$82.0	29%
Used vehicles	6.6	4.7	40%	37.9	22.3	70%
Wholesale vehicles	0.4	0.1	300%	2.4	2.3	4%
Total vehicles	27.4	22.3	23%	145.8	106.6	37%
Parts, service and collision repair	7.5	7.0	7%	48.9	43.6	12%
Finance, insurance and other, net	1.5	1.3	15%	8.2	7.1	15%
Total revenues	36.4	30.6	19%	202.9	157.3	29%
Gross Profit:
Retail new vehicles	3.0	2.2	36%	15.7	11.5	37%
Used vehicles	1.2	1.0	20%	6.8	5.3	28%
Wholesale vehicles	—	(0.1)	100%	(0.1)	(0.3)	67%
Total vehicles	4.2	3.1	35%	22.4	16.5	36%
Parts, service and collision repair	3.7	3.1	19%	23.2	20.1	15%
Finance, insurance and other, net	1.5	1.3	15%	8.2	7.1	15%
Total gross profit	9.4	7.5	25%	53.8	43.7	23%
Selling, general and administrative expenses	(9.0)	(8.5)	(6)%	(41.8)	(35.9)	(16)%
Impairment charges	—	—	NM	(7.6)	—	NM
Depreciation and amortization	(1.4)	(1.2)	(17)%	(5.3)	(4.2)	(26)%
Operating income (loss)	(1.0)	(2.2)	55%	(0.9)	3.6	(125)%
Other income (expense):
Interest expense, floor plan	(0.3)	(0.5)	40%	(1.6)	(2.1)	24%
Interest expense, other, net	(0.7)	(0.7)	—%	(2.8)	(2.6)	(8)%
Other income (expense), net	—	—	—%	—	—	—%
Total other income (expense)	(1.0)	(1.2)	17%	(4.4)	(4.7)	6%
Income (loss) before taxes	(2.0)	(3.4)	41%	(5.3)	(1.1)	(382)%
Add: impairment charges	—	—	NM	7.6	—	NM
Segment income (loss)	$(2.0)	$(3.4)	41%	$2.3	$(1.1)	309%

Unit Sales Volume:
Retail new vehicles	1,085	940	15%	5,143	4,244	21%
Used vehicles	640	520	23%	3,442	2,228	54%
Wholesale vehicles	76	16	375%	278	146	90%

Gross Profit Per Unit:
Retail new vehicles	$2,742	$2,338	17%	$3,050	$2,713	12%
Used vehicles	$1,927	$1,940	(1)%	$1,980	$2,397	(17)%
Finance, insurance and other, net	$874	$868	1%	$959	$1,092	(12)%

NM = Not Meaningful

Powersports Segment - Same Store

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2025	2024	% Change	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$18.8	$16.7	13%	$93.8	$79.0	19%
Used vehicles	5.9	4.2	40%	33.7	20.9	61%
Wholesale vehicles	0.5	0.2	150%	2.5	2.1	19%
Total vehicles	25.2	21.1	19%	130.0	102.0	27%
Parts, service and collision repair	6.8	6.3	8%	44.7	41.6	7%
Finance, insurance and other, net	1.4	1.2	17%	7.8	6.7	16%
Total revenues	33.4	28.6	17%	182.5	150.3	21%
Gross Profit:
Retail new vehicles	2.7	2.1	29%	13.9	11.2	24%
Used vehicles	1.1	0.9	22%	6.1	5.0	22%
Wholesale vehicles	0.1	(0.1)	200%	(0.1)	(0.3)	67%
Total vehicles	3.9	2.9	34%	19.9	15.9	25%
Parts, service and collision repair	3.4	2.6	31%	21.5	19.0	13%
Finance, insurance and other, net	1.4	1.2	17%	7.8	6.7	16%
Total gross profit	$8.7	$6.7	30%	$49.2	$41.6	18%

Unit Sales Volume:
Retail new vehicles	999	900	11%	4,583	4,115	11%
Used vehicles	585	470	24%	3,101	2,087	49%
Wholesale vehicles	76	16	375%	275	146	88%
Retail new & used vehicles	1,584	1,370	16%	7,684	6,202	24%
Used:New Ratio	0.59	0.52	13%	0.68	0.51	33%

Gross Profit Per Unit:
Retail new vehicles	$2,743	$2,280	20%	$3,032	$2,713	12%
Used vehicles	$1,935	$1,965	(2)%	$1,982	$2,419	(18)%
Finance, insurance and other, net	$902	$878	3%	$1,019	$1,073	(5)%

Note: All currently operating powersports stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Non-GAAP Reconciliation - Consolidated - SG&A Expenses

	Three Months Ended December 31,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$280.6	$263.5	$(17.1)	(6)%
Advertising	26.5	19.1	(7.4)	(39)%
Rent	13.1	10.7	(2.4)	(22)%
Other	113.5	106.3	(7.2)	(7)%
Total SG&A expenses	$433.7	$399.6	$(34.1)	(9)%
Adjustments:
Cyber insurance proceeds	$—	$10.0
Acquisition and disposition related gain (loss)	—	2.7
Storm damage charges	—	(3.2)
Severance and long-term compensation charges	—	(0.5)
Total SG&A adjustments	$—	$9.0
Adjusted:
Total adjusted SG&A expenses	$433.7	$408.6	$(25.1)	(6)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	46.9%	45.9%	(100)	bps
Advertising	4.4%	3.3%	(110)	bps
Rent	2.2%	1.9%	(30)	bps
Other	18.9%	18.5%	(40)	bps
Total SG&A expenses as a % of gross profit	72.4%	69.6%	(280)	bps
Adjustments:
Cyber insurance proceeds	—%	1.8%
Acquisition and disposition related gain (loss)	—%	0.5%
Storm damage charges	—%	(0.6)%
Severance and long-term compensation charges	—%	(0.1)%
Total effect of adjustments	—%	1.6%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	72.4%	71.2%	(120)	bps

Reported:
Total gross profit	$598.7	$574.0	$24.7	4%

Non-GAAP Reconciliation - Consolidated - SG&A Expenses (Continued)

	Twelve Months Ended December 31,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$1,087.4	$1,013.9	$(73.5)	(7)%
Advertising	101.2	84.5	(16.7)	(20)%
Rent	46.4	36.6	(9.8)	(27)%
Other	443.2	442.0	(1.2)	—%
Total SG&A expenses	$1,678.2	$1,577.0	$(101.2)	(6)%
Adjustments:
Excess compensation related to CDK outage	$—	$(11.4)
Storm damage charges	(5.0)	(8.3)
Severance and long-term compensation charges	—	(5.5)
Closed store accrued expenses	—	(2.1)
Cyber insurance proceeds	40.0	10.0
Acquisition and disposition related gain (loss)	(5.6)	5.6
Legal settlements	(0.7)	—
Gain (loss) on exit of leased dealerships	—	3.0
Total SG&A adjustments	$28.7	$(8.7)
Adjusted:
Total adjusted SG&A expenses	$1,706.9	$1,568.3	$(138.6)	(9)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	45.6%	46.2%	60	bps
Advertising	4.2%	3.9%	(30)	bps
Rent	1.9%	1.7%	(20)	bps
Other	18.7%	20.1%	140	bps
Total SG&A expenses as a % of gross profit	70.4%	71.9%	150	bps
Adjustments:
Excess compensation related to CDK outage	—%	(0.5)%
Storm damage charges	(0.2)%	(0.4)%
Severance and long-term compensation charges	—%	(0.3)%
Closed store accrued expenses	—%	(0.1)%
Cyber insurance proceeds	1.7%	0.5%
Acquisition and disposition related gain (loss)	(0.2)%	0.3%
Legal settlements	—%	—%
Gain (loss) on exit of leased dealerships	—%	0.1%
Total effect of adjustments	1.2%	(0.4)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	71.6%	71.5%	(10)	bps

Reported:
Total gross profit	$2,382.9	$2,192.8	$190.1	9%
Adjustments:
Excess compensation related to CDK outage	$—	$2.0
Total adjustments	$—	$2.0
Adjusted:
Total adjusted gross profit	$2,382.9	$2,194.8	$188.1	9%

Non-GAAP Reconciliation - Franchised Dealerships Segment - SG&A Expenses

	Three Months Ended December 31,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$249.4	$233.9	$(15.5)	(7)%
Advertising	18.5	11.9	(6.6)	(55)%
Rent	12.6	9.6	(3.0)	(31)%
Other	101.9	93.1	(8.8)	(9)%
Total SG&A expenses	$382.4	$348.5	$(33.9)	(10)%
Adjustments:
Cyber insurance proceeds	$—	$10.0
Acquisition and disposition related gain (loss)	—	3.5
Storm damage charges	—	(3.2)
Total SG&A adjustments	$—	$10.3
Adjusted:
Total adjusted SG&A expenses	$382.4	$358.8	$(23.6)	(7)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	46.5%	45.2%	(130)	bps
Advertising	3.5%	2.3%	(120)	bps
Rent	2.3%	1.9%	(40)	bps
Other	19.1%	17.9%	(120)	bps
Total SG&A expenses as a % of gross profit	71.4%	67.3%	(410)	bps
Adjustments:
Cyber insurance proceeds	—%	1.9%
Acquisition and disposition related gain (loss)	—%	0.7%
Storm damage charges	—%	(0.6)%
Total effect of adjustments	—%	2.0%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	71.4%	69.3%	(210)	bps

Reported:
Total gross profit	$535.8	$517.4	$18.4	4%

Non-GAAP Reconciliation - Franchised Dealerships Segment - SG&A Expenses (Continued)

	Twelve Months Ended December 31,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$956.9	$892.4	$(64.5)	(7)%
Advertising	69.9	55.1	(14.8)	(27)%
Rent	44.3	39.2	(5.1)	(13)%
Other	392.5	388.7	(3.8)	(1)%
Total SG&A expenses	$1,463.6	$1,375.4	$(88.2)	(6)%
Adjustments:
Excess compensation related to CDK outage	$—	$(11.0)
Storm damage charges	(5.0)	(8.3)
Long-term compensation charges	—	(2.2)
Cyber insurance proceeds	40.0	10.0
Legal settlements	(0.7)	—
Acquisition and disposition related gain (loss)	(5.5)	3.5
Total SG&A adjustments	$28.8	$(8.0)
Adjusted:
Total adjusted SG&A expenses	$1,492.4	$1,367.4	$(125.0)	(9)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	45.7%	46.0%	30	bps
Advertising	3.3%	2.8%	(50)	bps
Rent	2.1%	2.0%	(10)	bps
Other	18.8%	20.1%	130	bps
Total SG&A expenses as a % of gross profit	69.9%	70.9%	100	bps
Adjustments:
Excess compensation related to CDK outage	—%	(0.7)%
Storm damage charges	(0.2)%	(0.5)%
Long-term compensation charges	—%	(0.1)%
Cyber insurance proceeds	1.8%	0.6%
Legal settlements	—%	—%
Acquisition and disposition related gain (loss)	(0.3)%	0.2%
Total effect of adjustments	1.3%	(0.5)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	71.2%	70.4%	(80)	bps

Reported:
Total gross profit	$2,095.2	$1,941.2	$154.0	8%
Adjustments:
Excess compensation related to CDK outage	$—	$2.0
Total adjustments	$—	$2.0
Adjusted:
Total adjusted gross profit	$2,095.2	$1,943.2	$154.0	8%

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses

	Three Months Ended December 31,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$24.5	$23.8	$(0.7)	(3)%
Advertising	7.7	6.7	(1.0)	(15)%
Rent	0.7	0.9	0.2	22%
Other	9.3	11.2	1.9	17%
Total SG&A expenses	$42.2	$42.6	$0.4	1%
Adjustments:
Acquisition and disposition related gain (loss)	$—	$(0.8)
Total SG&A adjustments	$—	$(0.8)
Adjusted:
Total adjusted SG&A expenses	$42.2	$41.8	$(0.4)	(1)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	45.7%	48.6%	290	bps
Advertising	14.5%	13.7%	(80)	bps
Rent	1.4%	1.9%	50	bps
Other	17.3%	22.8%	550	bps
Total SG&A expenses as a % of gross profit	78.9%	87.0%	810	bps
Adjustments:
Acquisition and disposition related gain (loss)	—%	(1.5)%
Total effect of adjustments	—%	(1.5)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	78.9%	85.5%	660	bps

Reported:
Total gross profit	$53.5	$49.0	$4.5	9%

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses (Continued)

	Twelve Months Ended December 31,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$100.6	$95.8	$(4.8)	(5)%
Advertising	30.2	27.7	(2.5)	(9)%
Rent	3.0	(1.7)	(4.7)	(276)%
Other	39.0	43.9	4.9	11%
Total SG&A expenses	$172.8	$165.7	$(7.1)	(4)%
Adjustments:
Severance and long-term compensation charges	$—	$(2.8)
Closed store accrued expenses	—	(2.1)
Excess compensation related to CDK outage	—	(0.4)
Gain (loss) on exit of leased dealerships	—	3.0
Acquisition and disposition related gain (loss)	0.9	2.1
Total SG&A adjustments	$0.9	$(0.2)
Adjusted:
Total adjusted SG&A expenses	$173.7	$165.5	$(8.2)	(5)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	43.0%	46.1%	310	bps
Advertising	12.9%	13.3%	40	bps
Rent	1.3%	(0.8)%	(210)	bps
Other	16.6%	21.1%	450	bps
Total SG&A expenses as a % of gross profit	73.8%	79.7%	590	bps
Adjustments:
Severance and long-term compensation charges	—%	(1.4)%
Closed store accrued expenses	—%	(1.1)%
Excess compensation related to CDK outage	—%	(0.2)%
Gain (loss) on exit of leased dealerships	—%	1.5%
Acquisition and disposition related gain (loss)	0.4%	1.1%
Total effect of adjustments	0.4%	(0.1)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	74.2%	79.6%	540	bps

Reported:
Total gross profit	$233.9	$207.9	$26.0	13%

Non-GAAP Reconciliation - Powersports Segment - SG&A Expenses

	Three Months Ended December 31,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$6.7	$5.9	$(0.8)	(14)%
Advertising	0.3	0.5	0.2	40%
Rent	(0.2)	0.1	0.3	300%
Other	2.2	2.0	(0.2)	(10)%
Total SG&A expenses	$9.0	$8.5	$(0.5)	(6)%
Adjustments:
Severance and long-term compensation charges	$—	$(0.5)
Total SG&A adjustments	$—	$(0.5)
Adjusted:
Total adjusted SG&A expenses	$9.0	$8.0	$(1.0)	(12.5)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	71.7%	77.5%	580	bps
Advertising	3.0%	6.0%	300	bps
Rent	(2.4)%	1.4%	380	bps
Other	23.9%	28.3%	440	bps
Total SG&A expenses as a % of gross profit	96.2%	113.2%	1,700	bps
Adjustments:
Long-term compensation charges	—%	(6.6)%
Total effect of adjustments	—%	(6.6)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	96.2%	106.6%	1,040	bps

Reported:
Total gross profit	$9.4	$7.5	$1.9	25%

Non-GAAP Reconciliation - Powersports Segment - SG&A Expenses (Continued)

	Twelve Months Ended December 31,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$29.9	$25.7	$(4.2)	(16)%
Advertising	1.1	1.7	0.6	35%
Rent	(0.9)	(0.9)	—	—%
Other	11.7	9.4	(2.3)	(24)%
Total SG&A expenses	$41.8	$35.9	$(5.9)	(16)%
Adjustments:
Severance and long-term compensation charges	$—	$(0.5)
Acquisition and disposition related gain (loss)	(1.1)	—
Total SG&A adjustments	$(1.1)	$(0.5)
Adjusted:
Total adjusted SG&A expenses	$40.7	$35.4	$(5.3)	(15)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	55.6%	58.7%	310	bps
Advertising	2.1%	3.9%	180	bps
Rent	(1.6)%	(2.1)%	(50)	bps
Other	21.6%	21.5%	(10)	bps
Total SG&A expenses as a % of gross profit	77.7%	82.0%	430	bps
Adjustments:
Severance and long-term compensation charges	—%	(1.1)%
Acquisition and disposition related gain (loss)	(1.9)%	—%
Total effect of adjustments	(1.9)%	(1.1)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	75.8%	80.9%	510	bps
Reported:
Total gross profit	$53.8	$43.7	$10.1	23%

Non-GAAP Reconciliation - Franchised Dealerships Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2025	2024	% Change	2025	2024	% Change
	(In millions)
Reported:
Income (loss) before taxes	$71.7	$89.4	(20)%	$150.2	$256.4	(41)%
Add: impairment charges	—	0.2		165.9	1.2
Segment income (loss)	$71.7	$89.6	(20)%	$316.1	$257.6	23%

Adjustments:
Cyber insurance proceeds	$—	$(10.0)		$(40.0)	$(10.0)
Acquisition and disposition related (gain) loss	—	(3.5)		5.5	(3.5)
Legal settlements	—	—		0.7	—
Storm damage charges	—	3.2		5.0	8.3
Long-term compensation charges	—	—		—	2.2
Excess compensation related to CDK outage	—	—		—	13.0
Total pre-tax adjustments	$—	$(10.3)		$(28.8)	$10.0

Adjusted:
Segment income (loss)	$71.7	$79.3	(10)%	$287.3	$267.6	7%

Non-GAAP Reconciliation - EchoPark Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2025	2024	% Change	2025	2024	% Change
	(In millions)
Reported:
Income (loss) before taxes	$3.6	$(3.9)	192%	$27.9	$0.8	NM
Add: impairment charges	—	1.3		0.2	2.7
Segment income (loss)	$3.6	$(2.6)	238%	$28.1	$3.5	703%

Adjustments:
Acquisition and disposition related (gain) loss	$—	$0.8		$(0.9)	$(2.1)
Loss (gain) on exit of leased dealerships	—	—		—	(3.0)
Severance and long-term compensation charges	—	—		—	2.8
Excess compensation related to CDK outage	—	—		—	0.4
Closed store accrued expenses	—	—		—	2.1
Total pre-tax adjustments	$—	$0.8		$(0.9)	$0.2

Adjusted:
Segment income (loss)	$3.6	$(1.8)	300%	$27.2	$3.7	635%

Non-GAAP Reconciliation - Powersports Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2025	2024	% Change	2025	2024	% Change
	(In millions)
Reported:
Income (loss) before taxes	$(2.0)	$(3.4)	41%	$(5.3)	$(1.1)	(382)%
Add: impairment charges	—	—		7.6	—
Segment income (loss)	$(2.0)	$(3.4)	41%	$2.3	$(1.1)	309%

Adjustments:
Acquisition and disposition related (gain) loss	$—	$—		$1.1	$—
Long-term compensation charges	—	0.5		—	0.5
Total pre-tax adjustments	$—	$0.5		$1.1	$0.5

Adjusted:
Adjusted segment income (loss)	$(2.0)	$(2.9)	31%	$3.4	$(0.6)	667%

Non-GAAP Reconciliation - Consolidated - Net Income (Loss) and Diluted Earnings (Loss) Per Share

	Three Months Ended December 31, 2025			Three Months Ended December 31, 2024
	Weighted- Average Shares	Net Income (Loss)	Per Share Amount	Weighted- Average Shares	Net Income (Loss)	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares, and diluted earnings (loss) per share	34.4	$46.9	$1.36	35.2	$58.6	$1.67
Adjustments:
Acquisition and disposition related (gain) loss		$—			$(2.7)
Impairment charges		—			1.5
Storm damage charges		—			3.2
Severance and long-term compensation charges		—			0.5
Cyber insurance proceeds		—			(10.0)
Total pre-tax adjustments		$—			$(7.5)
Tax effect of above items		—			2.0
Non-recurring tax items		5.3			—
Adjusted net income (loss), diluted shares, and diluted earnings (loss) per share	34.4	$52.2	$1.52	35.2	$53.1	$1.51

	Twelve Months Ended December 31, 2025			Twelve Months Ended December 31, 2024
	Weighted- Average Shares	Net Income (Loss)	Per Share Amount	Weighted- Average Shares	Net Income (Loss)	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares, and diluted earnings (loss) per share	34.7	$118.7	$3.42	35.0	$216.0	$6.18
Adjustments:
Acquisition and disposition related (gain) loss		$5.6			$(5.6)
Storm damage charges		5.0			8.3
Legal settlements		0.7			—
Impairment charges		173.8			3.9
Loss (gain) on exit of leased dealerships		—			(3.0)
Severance and long-term compensation charges		—			5.5
Closed store accrued expenses		—			2.1
Cyber insurance proceeds		(40.0)			(10.0)
Excess compensation related to CDK outage		—			13.4
Total pre-tax adjustments		$145.1			$14.6
Tax effect of above items		(39.9)			(3.8)
Non-recurring tax items		5.3			(31.0)
Adjusted net income (loss), diluted shares, and diluted earnings (loss) per share	34.7	$229.2	$6.60	35.0	$195.8	$5.60

Non-GAAP Reconciliation - Adjusted EBITDA

	Three Months Ended December 31, 2025				Three Months Ended December 31, 2024
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$46.9				$58.6
Provision for income taxes				26.3				23.5
Income (loss) before taxes	$71.7	$3.6	$(2.0)	$73.2	$89.4	$(3.9)	$(3.4)	$82.1
Non-floor plan interest (1)	24.8	0.3	0.7	25.8	27.1	0.6	0.7	28.4
Depreciation and amortization (2)	37.4	4.9	1.4	43.7	34.2	5.4	1.2	40.8
Stock-based compensation expense	5.8	—	—	5.8	5.5	—	—	5.5
Impairment charges	—	—	—	—	0.2	1.3	—	1.5
Severance and long-term compensation charges	—	—	—	—	—	—	0.5	0.5
Acquisition and disposition-related (gain) loss	—	—	—	—	(3.5)	0.8	—	(2.7)
Storm damage charges	—	—	—	—	3.2	—	—	3.2
Cyber insurance proceeds	—	—	—	—	(10.0)	—	—	(10.0)
Adjusted EBITDA	$139.7	$8.8	$0.1	$148.5	$146.1	$4.2	$(1.0)	$149.3

	Twelve Months Ended December 31, 2025				Twelve Months Ended December 31, 2024
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$118.7				$216.0
Provision for income taxes				54.1				40.1
Income (loss) before taxes	$150.2	$27.9	$(5.3)	$172.8	$256.4	$0.8	$(1.1)	$256.1
Non-floor plan interest (1)	99.1	1.6	2.8	103.5	107.0	2.6	2.6	112.2
Depreciation and amortization (2)	144.4	20.4	5.3	170.1	130.0	21.6	4.3	155.9
Stock-based compensation expense	23.1	—	—	23.1	21.3	—	—	21.3
Loss (gain) on exit of leased dealerships	—	—	—	—	—	(3.0)	—	(3.0)
Impairment charges	165.9	0.2	7.6	173.8	1.2	2.7	—	3.9
Loss on debt extinguishment	—	—	—	—	0.6	—	—	0.6
Severance and long-term compensation charges	—	—	—	—	2.2	2.9	0.5	5.6
Acquisition and disposition-related (gain) loss	5.5	(0.9)	1.1	5.6	(3.8)	(2.5)	—	(6.3)
Storm damage charges	5.0	—	—	5.0	8.3	—	—	8.3
Excess compensation related to CDK outage	—	—	—	—	13.0	0.4	—	13.4
Cyber insurance proceeds	(40.0)	—	—	(40.0)	(10.0)	—	—	(10.0)
Closed store accrued expenses	—	—	—	—	—	2.1	—	2.1
Loss (gain) on legal settlements	0.7	—	—	0.7	—	—	—	—
Adjusted EBITDA	$553.9	$49.2	$11.5	$614.6	$526.2	$27.6	$6.3	$560.1
Note: Due to rounding, segment level financial data may not sum to consolidated results.
(1)Includes interest expense, other, net in the accompanying consolidated statements of operations, net of any amortization of debt issuance costs or net debt discount/premium included in (2) below.
(2)Includes the following line items from the accompanying consolidated statements of cash flows: depreciation and amortization of property and equipment; debt issuance cost amortization; and debt discount amortization, net of premium amortization.